AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (hereinafter referred to as the "AGREEMENT"), made and entered into this 8th day of April, 1998, by and among Ohio Valley Banc Corp., a bank holding company incorporated under Ohio law (hereinafter referred to as "OVB") and Jackson Savings Bank, a savings bank incorporated under Ohio law (hereinafter referred to as "JACKSON");

                                   WITNESSETH:

                  WHEREAS, the authorized capital of OVB consists of 5,000,000 common shares, each without par value, 1,811,755 of which are issued and outstanding;

                  WHEREAS, the authorized capital of JACKSON consists of 200,000 common shares, $10.00 par value per share, 18,475 of which are issued and outstanding and held of record by approximately 60 shareholders, and 925 of which are reserved for issuance upon exercise of outstanding stock options (hereinafter referred to as the "JACKSON OPTIONS"); and

                  WHEREAS, the Boards of Directors of OVB and JACKSON believe that the acquisition by OVB of JACKSON in a transaction in which a wholly owned interim savings bank to be formed under Ohio law by OVB will merge with and into JACKSON is in the best interests of each of them and their shareholders;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, OVB and JACKSON, each intending to be legally bound, hereby agree as follows:


                                   ARTICLE ONE

                                   THE MERGER

                  Section 1.01 On or before the EFFECTIVE TIME (hereinafter defined), OVB shall incorporate an interim savings bank as a wholly owned subsidiary in accordance with Section 1161.13 of the Ohio Revised Code (hereinafter referred to as "INTERIM"). Immediately after such incorporation, OVB shall cause INTERIM to agree in writing to be bound by the terms and conditions of this AGREEMENT.

                  Section 1.02. In accordance with the terms and subject to the conditions of this AGREEMENT and Chapters 1161 and 1701 of the Ohio Revised Code, INTERIM shall merge with and into JACKSON at the EFFECTIVE TIME; JACKSON shall be the continuing, surviving and resulting corporation in the merger of INTERIM with and into JACKSON (hereinafter referred to as the "RESULTING CORPORATION"); JACKSON shall continue to exist as a savings bank incorporated under Ohio law; and JACKSON shall be the only one of JACKSON and INTERIM to continue its separate corporate existence after the EFFECTIVE TIME.

                  Section 1.03. The name of the RESULTING CORPORATION in the merger of INTERIM with and into JACKSON (hereinafter referred to as the "MERGER") shall be "Jackson Savings Bank."

                  Section 1.04. The purposes for which the RESULTING CORPORATION shall be formed shall be identical to the purposes for which JACKSON was formed.

                  Section 1.05. The capital of the RESULTING CORPORATION shall consist of 200,000 shares, all of which shall be common shares, $10.00 par value per share.

                  Section 1.06. The Amended Articles of Incorporation of JACKSON, a copy of which is attached hereto as Exhibit A, shall be the Amended Articles of Incorporation of the RESULTING CORPORATION until amended in accordance with law.

                  Section 1.07. The Amended Constitution of JACKSON at the EFFECTIVE TIME shall be the Amended Constitution of the RESULTING CORPORATION until amended in accordance with law.

                  Section 1.08. At and after the EFFECTIVE TIME and until changed in accordance with law, the only office of JACKSON at 221 East Main Street, Jackson, Ohio, shall be the only office of the RESULTING CORPORATION.

                  Section 1.09. At and after the EFFECTIVE TIME and until changed in accordance with law, the number of directors of the RESULTING CORPORATION shall be five, the names, residence addresses and office terms of whom are as follows:

NAMES                        RESIDENCE ADDRESS               TERM EXPIRES
Harold A. Howe               221 Main Street                 April, 1999
                             Jackson, OH 45640
James L. Dailey              445 Third Avenue                April, 1999
                             Gallipolis, OH 45631
Jeffrey E. Smith             22 Edgemont Drive               April, 1999
                             Gallipolis, OH 45631
Phil A. Bowman               20 Robin Hill                   April, 1999
                             Jackson, OH 45640
Keith R. Brandeberry         401 First Avenue                April, 1999
                             Gallipolis, OH 45631

                  Section 1.10. At and after the EFFECTIVE TIME and until changed in accordance with law, the following persons shall be the officers of the RESULTING CORPORATION and shall hold the offices set forth beside their respective names and addresses:

NAMES                        RESIDENCE ADDRESS               OFFICE
Harold A. Howe               221 Main Street                 President
                             Jackson, OH 45640
James L. Dailey              445 Third Avenue                Vice President
                             Gallipolis, OH 45631
Paula W. Salisbury           697 Centenary Road              Treasurer
                             Gallipolis, OH 45631
Cindy H. Johnston            154 Woodland Drive              Secretary
                             Gallipolis, OH 45631


                  Section 1.11. Harold A. Howe, whose address is 221 Main Street, Jackson, Ohio 45640, a natural person and a resident of Jackson County, the county in which the principal office of the RESULTING CORPORATION is to be located, shall be the statutory agent upon whom any process, notice or demand against JACKSON, INTERIM or the RESULTING CORPORATION may be served.

                  Section 1.12. (a) The closing of the transactions contemplated by this AGREEMENT (hereinafter referred to as the "CLOSING") shall take place on a date selected by OVB within thirty (30) days after the satisfaction or waiver of the last of the conditions set forth in Article Seven of this AGREEMENT to be satisfied.

                  (b) On the day of the CLOSING, JACKSON and INTERIM shall cause a Certificate of Merger in respect of the MERGER to be filed by the Superintendent of the Division of Financial Institutions of the Ohio Department of Commerce (hereinafter referred to as the "SUPERINTENDENT") in the Office of the Ohio Secretary of State in accordance with Chapters 1161 and 1701 of the Ohio Revised Code and the MERGER shall become effective at midnight on the date of such filing (herein referred to as the "EFFECTIVE TIME").


                                   ARTICLE TWO

           CONVERSION AND CANCELLATION OF SHARES AND DEPOSITS ACCOUNTS

                  Section 2.01. At the EFFECTIVE TIME and as a result of the MERGER, automatically and without further act of OVB, JACKSON or INTERIM or the holders of OVB or JACKSON shares, the following shall occur:

                  (a) Each JACKSON common share shall be cancelled and extinguished and, in substitution and exchange therefor, the holders thereof shall be entitled, subject to and upon compliance with Section 2.02 of this AGREEMENT, to receive from OVB, a number of OVB common shares equal to the quotient of $163.09, divided by the average of the closing bid and asked prices of OVB, as reported on The Nasdaq National Market, during the twenty trading days ending five trading days before the CLOSING and carried out to four decimal places (hereinafter referred to as the "AVERAGE"); provided however, that in the event of the payment by OVB of stock dividends, stock splits or distributions in, or combinations or subdivisions of, OVB common shares during such twenty trading day period, the AVERAGE shall be adjusted appropriately;

                  (b) The issued and outstanding common shares of INTERIM before the EFFECTIVE TIME shall be and constitute the issued and outstanding common shares of the RESULTING CORPORATION after the EFFECTIVE TIME; and

                  (c) The issued and outstanding common shares of OVB before the EFFECTIVE TIME shall remain issued and outstanding after the EFFECTIVE TIME.

                  Section 2.02. (a) As soon as practicable after the EFFECTIVE TIME, OVB shall mail to each holder of record of JACKSON common shares a form letter of transmittal and instructions for use in effecting the surrender for exchange of the certificates evidencing the JACKSON common shares cancelled and extinguished as a result of the MERGER (hereinafter referred to collectively as the "CERTIFICATES" and individually as the "CERTIFICATE"). Upon surrender of a CERTIFICATE for cancellation, together with such letter of transmittal, duly executed, the holder of such CERTIFICATE shall be entitled to receive in exchange therefor a certificate evidencing the OVB common shares to which the holder is entitled in accordance with the provisions of this AGREEMENT, and the CERTIFICATE so surrendered shall thereafter be cancelled forthwith.

                  (b) In the event that any holder of JACKSON common shares cancelled and extinguished in accordance with this AGREEMENT is unable to deliver the CERTIFICATE which evidences such shares of the holder, OVB, in the absence of actual notice that any shares theretofore evidenced by any such CERTIFICATE have been acquired by a bona fide purchaser, shall deliver to such holder the amount to which such holder is entitled in accordance with the provisions of this AGREEMENT upon the presentation of all of the following:

                           (i) Evidence to the reasonable satisfaction of OVB that any such CERTIFICATE has been lost, wrongfully taken or destroyed;

                           (ii)      Such   security  or  indemnity  as  may  be
                                     reasonably requested by OVB to indemnify and hold OVB harmless; and

                           (iii) Evidence to the reasonable satisfaction of OVB that such person is the owner of the shares theretofore represented by each CERTIFICATE claimed by him to be lost, wrongfully taken or destroyed and that he is the person who would be entitled to present each such CERTIFICATE for exchange pursuant to this AGREEMENT.

                  (c) In the event that the issuance of OVB shares or payment in lieu of fractional shares in accordance with this AGREEMENT is to be made to a person other than the person in whose name the CERTIFICATE surrendered is registered, the CERTIFICATE so surrendered shall be properly endorsed or otherwise in proper form for transfer and the person requesting such issuance or payment shall pay any transfer or other taxes required by reason of the issuance or payment to a person other than the registered holder of the CERTIFICATE surrendered or establish to the satisfaction of OVB that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 2.02, each CERTIFICATE shall represent for all purposes the right to receive the number of OVB shares determined pursuant to this AGREEMENT.

                  (d) No dividends or other distributions declared after the EFFECTIVE TIME with respect to OVB common shares and payable to the holders of record thereof after the EFFECTIVE TIME shall be paid to the holder of any unsurrendered CERTIFICATE until the holder thereof shall surrender such
CERTIFICATE. Subject to the effect, if any, of applicable law, after the subsequent surrender and exchange of a CERTIFICATE, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to OVB common shares represented by such CERTIFICATE.

                  (e) No certificates or scrip representing fractional shares of OVB common shares shall be issued upon the surrender for exchange of CERTIFICATES. No dividend or distribution with respect to OVB common shares shall be payable on or with respect to any such fractional shares and such fractional shares shall not entitle the owner thereof to vote or to any other rights of a OVB shareholder. In lieu of any such fractional share, OVB shall pay to each former holder of JACKSON common shares who otherwise would be entitled to receive a fraction of a OVB common share, an amount in cash equal to the product of the AVERAGE, multiplied by such fraction.

                 Section 2.03. No OVB shares or payment in lieu of fractional shares shall be delivered by OVB to any former holder of JACKSON common shares in accordance with this AGREEMENT until any such holder shall have complied with
Section 2.02.

                  Section 2.04. All payments made upon the surrender of CERTIFICATES pursuant to this Article Two shall be deemed to have been made in full satisfaction of all rights pertaining to the shares evidenced by such CERTIFICATES.

                  Section 2.05. After the EFFECTIVE TIME, there shall be no further registration of transfer of JACKSON common shares on the stock transfer books of JACKSON. In the event that, after the EFFECTIVE TIME, CERTIFICATES evidencing such shares are presented for transfer, they shall be cancelled and exchanged as provided in this Article Two.

                  Section 2.06. (a) Notwithstanding anything in this AGREEMENT to the contrary, the JACKSON common shares which are outstanding immediately before the EFFECTIVE TIME and which are held by shareholders who shall not have voted such shares in favor of this AGREEMENT and who shall have delivered to OVB or JACKSON a written demand for appraisal of such shares in the manner provided in Section 1701.85 of the Ohio Revised Code shall not be converted into or be exchangeable for the right to receive the consideration provided in this AGREEMENT; provided, however, that (i) each of such shares (hereinafter referred to as the "JACKSON DISSENTING SHARES") shall nevertheless be cancelled and extinguished in accordance with this AGREEMENT; (ii) the holders of JACKSON DISSENTING SHARES, upon compliance with the provisions of Section 1701.85 of the Ohio Revised Code, shall be entitled to payment of the appraised value of such shares in accordance with the provisions of Section 1701.85 of the Ohio Revised Code; and (iii) in the event (I) any holder of JACKSON DISSENTING SHARES shall subsequently withdraw his demand for appraisal of such shares with the consent of OVB or shall fail to establish his entitlement to appraisal rights in accordance with Section 1701.85 of the Ohio Revised Code or (II) neither the holder or holders of JACKSON DISSENTING SHARES, nor OVB has filed a petition demanding a determination of the value of all JACKSON DISSENTING SHARES within the period provided in Section 1701.85 of the Ohio Revised Code, such holder or holders shall forfeit the right to appraisal of such shares and such shares shall thereupon be deemed to have been converted into and to have become exchangeable for the right to receive the consideration provided in this AGREEMENT.

                  Section 2.07. At and after the EFFECTIVE TIME, the separate existence of INTERIM shall cease; provided, however, that whenever a conveyance, assignment, transfer, deed or other instrument or act is necessary to vest property or rights in the RESULTING CORPORATION, the officers of JACKSON and INTERIM shall execute, acknowledge and deliver such instruments and do such acts.

                  Section 2.08. At and after the EFFECTIVE TIME, all of the assets and property of every kind and character, real, personal, and mixed, tangible and intangible, choses in action, rights and credits owned by INTERIM and JACKSON at the EFFECTIVE TIME, or which would inure to any of them, shall immediately, by operation of law and without any conveyance or transfer and without any further act or deed, be vested in and become the property of the RESULTING CORPORATION, which shall have, hold and enjoy the same in its own right as fully and to the same extent as the same were possessed, held and enjoyed by INTERIM and JACKSON before the MERGER. The RESULTING CORPORATION shall be deemed to be and shall be a continuation of the entity and identity of JACKSON. All of the rights and obligations of INTERIM and JACKSON shall remain unimpaired and the RESULTING CORPORATION shall succeed to all of such rights and obligations and the duties and liabilities connected therewith. Title to any real estate or any interest therein vested in any of either INTERIM or JACKSON shall not revert or in any way be impaired by reason of the MERGER. Any claim existing, or action or proceeding pending, by or against either INTERIM or JACKSON, may be prosecuted to judgment with right of appeal as if the MERGER had not taken place or the RESULTING CORPORATION may be substituted in its place.

                  Section 2.09. At and after the EFFECTIVE TIME, all the rights of creditors of each of INTERIM and JACKSON shall be preserved unimpaired, and all liens upon the property of INTERIM and JACKSON shall be preserved unimpaired on only the property affected by any such lien immediately before the EFFECTIVE TIME.

                  Section 2.10. At and after the EFFECTIVE TIME, each JACKSON savings deposit or other account then existing shall be unaffected by the MERGER.

                                  ARTICLE THREE

                    REPRESENTATIONS AND WARRANTIES OF JACKSON

                  JACKSON represents and warrants to OVB that each of the following is true and accurate in all material respects:

                  Section 3.01. JACKSON is a state savings bank duly organized, validly existing and in good standing under the laws of Ohio; has the corporate power and authority to own or hold under lease all of its properties and assets and to conduct its business and operations as presently conducted; and is a member of the Federal Home Loan Bank of Cincinnati (hereinafter referred to as the "FHLB of Cincinnati"). The savings accounts and deposits of JACKSON are insured up to applicable limits by the Federal Deposit Insurance Corporation (hereinafter referred to as the "FDIC"). Except as set forth in Section 3.01 of the schedule dated as of April 8, 1998, and previously delivered by JACKSON to OVB (hereinafter referred to as the "DISCLOSURE SCHEDULE"), JACKSON is in compliance in all material respects with all applicable local, state or federal laws and regulations, including, without limitation, the regulations of the FDIC and the SUPERINTENDENT.

                  Section 3.02. JACKSON is either duly qualified to do business and in good standing in each jurisdiction in which such qualification is required or the failure to so qualify would not have a material adverse effect on the businesses of JACKSON.

                  Section 3.03. Subject to the adoption of this AGREEMENT by the
JACKSON shareholders, to the approval of the MERGER by all appropriate regulatory authorities and to the expiration of any applicable waiting periods required by law or regulations, (a) JACKSON has all requisite corporate power and authority to enter into this AGREEMENT and to perform all of its obligations hereunder; (b) the execution and delivery of this AGREEMENT and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action by JACKSON; and (c) this AGREEMENT is a valid and binding agreement of JACKSON, enforceable against JACKSON in accordance with its terms, (i) subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally, and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents and (ii) except to the extent such enforceability may be limited Bylaws relating to safety and soundness of insured depository institutions as set forth in 12 U.S.C. ss.1818(b) or by the appointment of a conservator by the FDIC. This AGREEMENT has been duly executed and delivered by JACKSON.

                  Section 3.04. JACKSON has made available to OVB true and accurate copies of its Amended Articles of Incorporation, Constitution and Bylaws and has granted OVB access to all records of all meetings and other corporate actions by the shareholders, Board of Directors and Committees of the Board of Directors of JACKSON. The minute books of JACKSON contain, in all material respects, complete and accurate records of all meetings and other corporate actions of its shareholders, Board of Directors and Committees of the Board of Directors.

                  Section 3.05. The execution and delivery of this AGREEMENT and, subject to the adoption of this AGREEMENT by the shareholders of JACKSON, to the approval of the MERGER by all appropriate regulatory authorities and to the expiration of any applicable waiting periods required by law or regulations, the consummation of the transactions contemplated hereby will not (a) conflict with or violate any provision of or result in the breach of any provision of the Amended Articles of Incorporation, Constitution or Bylaws of JACKSON; (b) conflict with or violate any provision of or result in the breach or the acceleration of or entitle any party to accelerate (whether upon or after the giving of notice of lapse of time or both) any obligation under, or otherwise materially affect the terms of, any mortgage, lien, lease, agreement, license, instrument, order, arbitration award, judgment or decree to which JACKSON is a party or by which JACKSON or its property or assets is bound; (c) require the consent of any party to any agreement or commitment to which JACKSON is a party or by which JACKSON or its property or assets is bound, the failure to obtain which could, individually or in the aggregate with all the other failures to obtain required consents, have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of JACKSON; (d) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any property or assets of JACKSON or give rise to any meritorious cause of action against JACKSON; or (e) violate or conflict with any applicable law, ordinance, rule or regulation, including, without limitation, the rules and regulations of the FDIC or the SUPERINTENDENT.

                  Section 3.06. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this AGREEMENT by JACKSON or the consummation by JACKSON of the transactions contemplated hereby, except for filings, authorizations, consents or approvals required by the FDIC, the Ohio Secretary of State and the SUPERINTENDENT.

                  Section 3.07. The authorized capital of JACKSON consists of 200,000 shares of common stock, $10.00 par value per share, 18,475 of which are issued and outstanding and held of record by approximately 60 shareholders and 925 of which are reserved for issuance upon exercise of the JACKSON OPTIONS. All of the outstanding common shares of JACKSON are duly authorized, validly issued, fully paid and nonassessable; were issued in full compliance with all applicable laws and regulations; and were not issued in violation of the preemptive right of any shareholder of JACKSON. Upon the exercise of the JACKSON OPTIONS, 925 additional common shares of JACKSON will be duly authorized, validly issued, fully paid and nonassessable; will be issued in full compliance with all applicable laws and regulations; and will not be issued in violation of the preemptive right of any shareholder of JACKSON. JACKSON has no outstanding class of capital stock other than such common shares. Except for the JACKSON OPTIONS, there are no outstanding subscription rights, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating JACKSON to issue, deliver or sell, cause to be issued, delivered or sold, or restricting JACKSON from selling any additional JACKSON shares, or obligating JACKSON to grant, extend or enter into any such agreement or commitment. The JACKSON OPTIONS were issued pursuant to and in accordance with The Jackson Building, Loan and Savings Company 1992 Stock Option and Incentive Plan and are exercisable upon the payment of $25 cash for each common share of JACKSON reserved for issuance upon the exercise of the JACKSON OPTIONS.

                  Section 3.08. (a) The statements of financial condition as of September 30, 1997 and 1996, of JACKSON and the related statements of income, stockholders' equity and cash flows for each of the three (3) years ended September 30, 1997, 1996 and 1995, examined and reported upon by B. Lee Hubbard and Co., certified public accountants, complete copies of which have previously been delivered to OVB (hereinafter referred to as the "AUDITED FINANCIALS"), have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of JACKSON at such dates and the results of its operations and cash flows for such periods.

                  (b) The balance sheet as of March 31, 1998, of JACKSON and the related income statement for the six (6) months then ended, a complete copy of which has previously been delivered to OVB (hereinafter referred to as the "INTERIM FINANCIALS"), fairly presents the financial position of JACKSON at such date and the results of its operations for such periods and has been prepared in accordance with generally accepted accounting principles as applicable to condensed financial statements and as applied on a consistent basis with the AUDITED FINANCIALS. All adjustments which are necessary for a fair statement of the INTERIM FINANCIALS have been made.

                  (c) Except as disclosed in the INTERIM FINANCIALS and Section 3.08(c) of the DISCLOSURE SCHEDULE, as of March 31, 1998, JACKSON had no liabilities or obligations material to the business condition (financial or otherwise) of JACKSON taken as a whole, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

                  (d) The Call Reports of JACKSON for the three-month periods ended December 31, 1997, and March 31, 1998, together with the schedules and supplements attached thereto, each as filed with the FDIC and copies of which were previously delivered to OVB by JACKSON (hereinafter referred to as the "CALL REPORTS"), have been prepared in accordance with accounting practices permitted by the FDIC applied on a consistent basis, are true, complete and correct in all material respects and fairly present the financial position of JACKSON at such dates.

                  (e) The AUDITED FINANCIALS, the INTERIM FINANCIALS and the CALL REPORTS did not, as of the dates thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the information contained therein, in light of the circumstances under which they were made, not misleading.

                  Section 3.09. Since September 30, 1997, JACKSON has conducted its business only in the ordinary and usual course, there have been no material adverse changes in the financial condition, assets, liabilities, obligations, properties, business or prospects of JACKSON and, except for the JACKSON OPTIONS and as set forth in Section 3.09 of the DISCLOSURE SCHEDULE, JACKSON has not:

                  (a) Authorized the creation or issuance of or issued, sold or disposed of, or created any obligation to issue, sell or dispose of, any stock, notes, bonds or other securities, or any obligation convertible into or exchangeable for, any shares of its capital stock;

                  (b) Declared, set aside, paid or made any dividend or other distributions on its capital stock or directly or indirectly redeemed, purchased or acquired any shares thereof or entered into any agreement in respect of the foregoing;

                  (c)      Effected   any   stock    split,    recapitalization,
                           combination, exchange of shares, readjustment or other reclassification;

                  (d)      Amended  its  Amended   Articles  of   Incorporation,
                           Constitution or Bylaws;

                  (e) Purchased, sold, assigned or transferred any material tangible asset or any material patent, trademark, trade name, copyright, license, franchise, design or other intangible asset or property;

                  (f) Mortgaged, pledged or granted or suffered to exist any lien or other encumbrance or charge on any assets or properties, tangible or intangible, except for liens for taxes not yet due and payable and such other liens, encumbrances or charges which do not materially adversely affect its financial position;

                  (g) Waived any rights of material value or cancelled any material debts or claims;

                  (h) Incurred any material obligation or liability (absolute or contingent), including, without limitation, any tax liability or any liability for borrowings from the FHLB of Cincinnati, or paid any material liability or obligation (absolute or contingent) other than liabilities and obligations incurred in the ordinary course of business;

                  (i) Experienced any material change in the amount or general composition of deposit liabilities;

                  (j) Entered into or amended any employment contract with any of its officers, increased the compensation payable to any officer or director or any relative of any such officer or director, or become obligated to increase any such compensation, adopted or amended in any material respect any employee benefit plans, severance plan or collective bargaining agreement or made any awards or distributions under any employee benefit plans not consistent with past practice or custom;

                  (k)      Incurred any damage, destruction or similar loss, not
                           covered  by  insurance,   materially   affecting  its
                           businesses or properties;

                  (l) Acquired any stock or other equity interest in any corporation, partnership, trust, joint venture or other entity;

                  (m) Made any (I) material investment (except investments made in the ordinary course of business) or (II) material capital expenditure or commitment for any material addition to property, plant or equipment;

                  (n) Taken or permitted any action which would prevent OVB from accounting for the MERGER as a "pooling of interests"; or

                  (o) Agreed, whether in writing or otherwise, to take any action described in this Section 3.09.

                  Section 3.10. (a) A brief description of all material fixed assets owned by JACKSON is set forth in a schedule previously made available to OVB (hereinafter referred to as the "PERSONAL PROPERTY"). All PERSONAL PROPERTY has been maintained in good working order, ordinary wear and tear excepted. JACKSON owns and has good title to all of the PERSONAL PROPERTY, free and clear of any mortgage, lien, pledge, charge, claim, conditional sales or other agreement, lease, right or encumbrance, except (i) as set forth in Section 3.10(a) of the DISCLOSURE SCHEDULE, (ii) to the extent stated or reserved against in the AUDITED FINANCIALS or the INTERIM FINANCIALS and (iii) such other exceptions which are not material in character, amount or extent and do not materially detract from the value of or interfere with the use of the properties or assets subject thereto or affected thereby.

                  (b) The documentation (hereinafter referred to as "LOAN DOCUMENTATION") governing or relating to the loan and credit-related assets (hereinafter referred to as the "LOAN ASSETS") representing the loan portfolio of JACKSON is legally sufficient in all material respects for the purposes intended thereby and creates enforceable rights of JACKSON in accordance with the terms of such LOAN DOCUMENTATION, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally, and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents. Except as set forth in Section 3.10(b) of the DISCLOSURE SCHEDULE, to the best knowledge of JACKSON, no debtor under any of the LOAN DOCUMENTATION has asserted any claim or defense with respect to the subject matter thereof.

                  (c) A description of each parcel of real property owned by JACKSON is set forth in Section 3.10(c) of the DISCLOSURE SCHEDULE (hereinafter referred to individually as a "PARCEL" and collectively as the "REAL PROPERTIES"). JACKSON is the owner of each PARCEL in fee simple and has good and marketable title to each such PARCEL free of any liens, claims, charges, encumbrances or security interests of any kind, except (i) as set forth in
Section 3.10(c) of the DISCLOSURE SCHEDULE, (ii) liens for real estate taxes and assessments not yet delinquent and (iii) utility, access and other easements, rights of way, restrictions and exceptions of record, none of which impair the REAL PROPERTIES for the use and business being conducted thereon.

                  (d) Except as set forth in Section 3.10(d) of the DISCLOSURE SCHEDULE, no party leasing any of the REAL PROPERTIES from JACKSON is in material default with respect to any of its obligations (including payment obligations) under the governing lease. JACKSON has not received notification from any governmental entity within the two year period immediately preceding the date hereof of contemplated improvements to the REAL PROPERTIES or surrounding area or community by public authority, the costs of which are to be assessed as special taxes against the REAL PROPERTIES in the future.

                  (e) A description of all real property leased by JACKSON is set forth in Section 3.10(e) of the DISCLOSURE SCHEDULE (hereinafter referred to as the "LEASED REAL PROPERTY"). True and correct copies of all leases in respect of the LEASED REAL PROPERTY (hereinafter referred to as the "REAL PROPERTY LEASES") and all attachments, amendments and addendums thereto have been delivered by JACKSON to OVB. Except as set forth in Section 3.10(e) of the DISCLOSURE SCHEDULE, the REAL PROPERTY LEASES create, in accordance with their terms, valid, binding and assignable leasehold interests of JACKSON in all of the LEASED REAL PROPERTY, free and clear of all liens, claims, charges, encumbrances or security interests of any kind. JACKSON has complied in all material respects with all of the provisions of the REAL PROPERTY LEASES required on its part to be complied with and is not in default with respect to any of its obligations (including payment obligations) under any of the REAL PROPERTY LEASES.

                  (f) A brief  description  of all  material  personal  property leased by JACKSON is set forth in Section 3.10(f) of the DISCLOSURE SCHEDULE (hereinafter referred to as the "LEASED PERSONAL PROPERTY"). True and correct copies of the leases in respect of the LEASED PERSONAL PROPERTY (hereinafter referred to as the "PERSONAL PROPERTY LEASES") and all attachments, amendments and addendums thereto have been delivered by JACKSON to OVB. Except as set forth in Section 3.10(f) of the DISCLOSURE SCHEDULE, the PERSONAL PROPERTY LEASES create, in accordance with their terms, valid, binding and assignable leasehold interests of JACKSON in all of the LEASED PERSONAL PROPERTY, free and clear of all liens, claims, charges, encumbrances or security interests of any kind. JACKSON has complied in all material respects with all of the provisions under the PERSONAL PROPERTY LEASES required on its part to be complied with and is not in default with respect to any of its obligations (including payment obligations) under any of the PERSONAL PROPERTY LEASES.

                  Section 3.11. Except as set forth in Section 3.11 of the DISCLOSURE SCHEDULE, there is no loan which was made by JACKSON and which is reflected as an asset of JACKSON on the AUDITED FINANCIALS or the INTERIM FINANCIALS that (i) is sixty (60) days or more delinquent or (ii) has been classified by examiners (regulatory or internal) as "Substandard," "Doubtful" or "Loss".

                  Section 3.12. Section 3.12 of the DISCLOSURE SCHEDULE contains
(a) a true, accurate and complete list of all investments, other than investments in the LOAN ASSETS and REAL PROPERTIES, owned by JACKSON (hereafter referred to as the "INVESTMENTS") as of the date hereof, the name of the registered holder thereof, the location of the certificates therefor or other evidence thereof and any stock powers or other authority for transfer granted with respect thereto and (b) a true, accurate and complete list of the names of each bank or other depository in which either JACKSON has an account or safe deposit box, including, without limitation, accounts with the FHLB of Cincinnati, and the names of all persons authorized to draw thereon or to have access thereto. Except as set forth in Section 3.12 of the DISCLOSURE SCHEDULE, the INVESTMENTS are owned by JACKSON free and clear of all liens, pledges, claims, security interests, encumbrances, charges or restrictions of any kind and may be freely disposed of by JACKSON at any time. Except for shares of the FHLB of Cincinnati and as set forth in Section 3.12 of the DISCLOSURE SCHEDULE, JACKSON does not own, directly or indirectly, the outstanding shares of any corporation or other entity. JACKSON is not a party to and has no interest in any repurchase agreements or reverse repurchase agreements.

                  Section 3.13. JACKSON has filed all reports and maintained all records required to be filed or maintained by it under various rules and regulations of the FDIC or the SUPERINTENDENT. All such documents and reports complied in all material respects with applicable requirements of law and regulations in effect at the time of filing such documents and contained in all material respects the information required to be stated therein. None of such documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such statements or omissions would not have a material adverse effect on JACKSON.

                  Section 3.14. Except as set forth in Section 3.14 of the DISCLOSURE SCHEDULE, JACKSON has duly and timely filed all federal, state, county and local income, profits, franchise, excise, sales, customs, property, use, occupation, withholding, social security and other tax and information returns and reports required to have been filed by it through the date hereof, and has paid or accrued all taxes and duties (and all interest and penalties with respect thereto) due or claimed to be due by JACKSON. JACKSON has no liability for any taxes or duties (or interest or penalties with respect thereto) of any nature whatsoever and there is no basis for any additional material claims or assessments, other than with respect to liabilities for taxes and duties which may have accrued since September 30, 1997, in the ordinary course of business. The federal income tax returns of JACKSON for all taxable years through and including the year ended September 30, 1993, have been examined by the federal tax authorities or the applicable statute of limitations has expired in respect thereof. No proposed additional taxes, interest or penalties have been asserted by applicable taxing authorities with respect to such years or later years, except for claims which have been fully reserved for in the AUDITED FINANCIALS and the INTERIM FINANCIALS. True copies of the federal, state and local income tax returns of JACKSON for each of the four (4) tax years ended September 30, 1994, 1995, 1996 and 1997 have been delivered to OVB.

                  Section 3.15. (a) Except for the JACKSON OPTIONS and as set forth in Section 3.15(a) of the DISCLOSURE SCHEDULE, JACKSON is not a party to or bound by any written or oral (i) contract or commitment for capital expenditures in excess of $10,000 for any one project or $15,000 in the aggregate; (ii) contract or commitment made in the ordinary course of business for the purchase of materials or supplies or for the performance of services involving payments to or by JACKSON of an amount exceeding $15,000 in the aggregate or extending for more than six (6) months from the date hereof; (iii) contract or option for the purchase of any property, real or personal; (iv) letter of credit or indemnity calling for payment, upon the conditions stated therein, of more than $5,000; (v) guarantee agreement; (vi) instrument granting any person authority to transact business on behalf of JACKSON; (vii) contracts or commitments relating to outstanding loans and/or commitments to make loans (including unfunded commitments and lines of credit) to any one person (together with "affiliates" of that person) in excess of $100,000 in the aggregate; (viii) employment, management, consulting, deferred compensation, severance or other similar contract with any director, officer or employee of JACKSON; (ix) note, debenture or loan agreement pursuant to which JACKSON has incurred indebtedness other than deposit liabilities and advances from the FHLB of Cincinnati; (x) loan participation agreement; (xi) loan servicing agreement; (xii) contract or commitment relating to a real estate development project consisting of the development of more than one single family dwelling; (xiii) commitment to make any acquisition, development or construction loan; (xiv) commitment or agreement to do any of the foregoing; or (xv) other contract, agreement or commitment made outside the ordinary course of business (contracts set forth in Section 3.15 of the DISCLOSURE SCHEDULE are hereinafter collectively referred to as the "CONTRACTS"). JACKSON previously delivered to OVB (i) all of the CONTRACTS and
(ii) all form lending agreements and deposit forms used by JACKSON in the ordinary course of business.

                       (b) JACKSON is not in material default under any of the contracts or agreements to which it is a party and no claim of such default by any party has been made or is now threatened. There does not exist any event which, with notice or the passing of time or both, would constitute a material default under, or would excuse performance by any party thereto from, any contract or agreement to which JACKSON is a party.

                  Section 3.16. All material properties and operations of JACKSON are adequately insured for their benefit. The performance by the officers and employees of JACKSON of their duties is bonded in such amounts and against such risks as are usually insured against or bonded by entities similarly situated, under valid and enforceable policies of insurance or bonds issued by insurers or bonding companies of recognized responsibility, financial or otherwise.

                  Section 3.17. Except as set forth in Section 3.17 of the DISCLOSURE SCHEDULE, there are no material actions, suits or proceedings or investigations pending or threatened against or affecting the business, operations or financial condition of JACKSON in any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, and management of JACKSON has no knowledge of any basis for any such action, suit, proceeding or investigation. Except as set forth in Section 3.17 of the DISCLOSURE SCHEDULE, JACKSON is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

                  Section 3.18. JACKSON has all material permits, licenses, orders and approvals of all federal, state or local governmental or regulatory bodies required for it to conduct its business as presently conducted, and all such material permits, licenses, orders and approvals are in full force and effect, without the threat of suspension or cancellation. None of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by this AGREEMENT.

                  Section 3.19. (a) Section 3.19 of the DISCLOSURE SCHEDULE contains a true and complete list of all qualified pension or profit-sharing plans, deferred compensation, consulting, bonus, group insurance plans or agreements and all other incentive, welfare or employee benefit plans or agreements maintained for the benefit of employees or former employees of JACKSON. Copies of such plans and agreements, together with (i) the most recent actuarial and financial reports prepared with respect to any qualified plans,
(ii) the most recent annual reports filed with any government agency and (iii) all rulings and determination letters and any open requests for rulings or letters that pertain to any qualified plan, have been delivered to OVB.

                  (b) JACKSON has never established, maintained or contributed to or otherwise participated in, or had an obligation to maintain, contribute to or otherwise participate in, any multi-employer Plan, as defined in Section 3(37) of ERISA.

                  (c) JACKSON currently maintains a defined benefit pension plan subject to Title IV of ERISA (hereinafter referred to as the "PENSION PLAN") which is identified in Section 3.19 of the DISCLOSURE SCHEDULE and which is intended to be qualified under Section 401(a) of the CODE. With respect to the PENSION PLAN:

                           (i) JACKSON has no liability to the Pension Benefit Guaranty Corporation (hereinafter referred to as the "PBGC") and no liability under either Section 502 or Section 4071 of ERISA;

                           (ii) JACKSON has met the minimum funding standard, and has made all contributions required, under Section 302 of ERISA and
                                     Section 412 of the CODE;

                           (iii) JACKSON has paid all amounts due to the PBGC pursuant to Section 4007 of ERISA;

                           (iv) No event has occurred or circumstance exists that may constitute grounds under
                                     Section  4042 of ERISA for the  termination
                                     of,  or   appointment   of  a  trustee   to
                                     administer, the PENSION PLAN;

                           (v) No accumulated funding deficiency, whether or not waived, exists with respect to the PENSION PLAN, and no event has occurred or circumstance exists that may result in an accumulated funding deficiency as of the last day of the current plan year of any such plan;

                           (vi) The actuarial report for the PENSION PLAN fairly presents the financial condition and the results of operations of such plan in accordance with generally accepted accounting principles;

                           (vii) Since the last valuation date for the PENSION PLAN, no event has occurred or circumstance exists that would increase the amount of benefits under such plan or that would cause the excess of plan assets over benefit liabilities (as defined in Section 4001(16) of ERISA) to decrease;

                           (viii) No reportable event (as defined in Section 4043 of ERISA and in regulations issued thereunder) has occurred; and

                           (ix) As of the EFFECTIVE TIME, the PENSION PLAN may be terminated and the assets of each plan will exceed its benefit liabilities (as defined in Section 4001(16) of ERISA).

                  (d) JACKSON maintains an employee stock ownership plan (hereafter referred to as the "ESOP"). The ESOP is qualified under Section 401(a) of the CODE and satisfies the requirements of Section 4975(e)(7) of the CODE. As of the EFFECTIVE TIME, the ESOP has no outstanding obligation to repay any loan and all securities of JACKSON owned by the ESOP have been allocated to the accounts of ESOP Participants.

                  (e) No prohibited transaction (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under Section 408 of ERISA) has occurred with respect to any employee benefit plan (as defined in
Section 393) of ERISA) maintained by JACKSON (i) which would result in the imposition, directly or indirectly, of a material excise tax under Section 4975 of the CODE or (ii) the correction of which would have a material adverse effect on the financial condition, results of operations or business of JACKSON.

                  (f) Each employee benefit plan (as defined in Section 3(3) of ERISA) which is sponsored or maintained by JACKSON is in substantial compliance with applicable law, including, but not limited to, ERISA and the CODE.

                  Section 3.20. (a) Except as set forth in Section 3.20 of the DISCLOSURE SCHEDULE, JACKSON is in full compliance with all applicable ENVIRONMENTAL LAWS (hereinafter defined). Except as set forth in Section 3.20 of the DISCLOSURE SCHEDULE, JACKSON has not received any written or oral communication, whether from a governmental authority, person, citizens group, employee, agent, or otherwise, that alleges that JACKSON is not in such full compliance with all applicable ENVIRONMENTAL LAWS or that alleges that any properties or assets of JACKSON may have been affected by any MATERIALS of ENVIRONMENTAL CONCERN (hereinafter defined) and there are no circumstances that may prevent or interfere with such full compliance in the future. All permits and other governmental authorizations currently held or being applied for by JACKSON pursuant to the ENVIRONMENTAL LAWS are identified in Section 3.20 of the DISCLOSURE SCHEDULE.

                       (b) Except as set forth in Section 3.20 of the DISCLOSURE SCHEDULE, there is no ENVIRONMENTAL CLAIM (hereinafter defined) pending or, to the knowledge of JACKSON, threatened (i) against JACKSON, (ii) against any person or entity whose liability for any ENVIRONMENTAL CLAIM has or may have been retained or assumed by JACKSON either contractually or by operation of law, or (iii) against any real or personal property which JACKSON owns, leases or manages, or supervises or participates in the management of, or in which JACKSON holds a security interest in connection with a loan or loan participation, other than such as would not, either individually or in the aggregate, have a material adverse effect on JACKSON.

                       (c) Except as set forth in Section 3.20 of the DISCLOSURE SCHEDULE, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any MATERIAL of ENVIRONMENTAL CONCERN that could reasonably form the basis of any ENVIRONMENTAL CLAIM against JACKSON or against any person or entity whose liability for any ENVIRONMENTAL CLAIM JACKSON has or may have retained or assumed either contractually or by operation of law, other than such as would not, either individually or in the aggregate, have a material adverse effect on JACKSON.

                       (d) Section 3.20 of the DISCLOSURE SCHEDULE sets forth an accurate and complete list of outstanding loans of JACKSON as to which the borrower has submitted (or is required to submit) to JACKSON any environmental audits, analysis or surveys of any real property securing such loan, and a brief description of the environmental audit, analysis or survey, to the extent applicable. JACKSON will make available to OVB all reports of environmental audits, analyses and surveys referred to in this Section 3.20.

                       (e) As used in this Section 3.20:

                                     (i) "ENVIRONMENTAL  CLAIM" means any claim,
cause of action or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (I) the presence, or release into the environment, of any MATERIAL of ENVIRONMENTAL CONCERN at any location, whether or not owned by JACKSON or (II) circumstances forming the basis of any violation, or alleged violation, of any ENVIRONMENTAL LAW;

                                     (ii)   "ENVIRONMENTAL   LAWS"   means   all
federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of MATERIALS of ENVIRONMENTAL CONCERN, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of MATERIALS of ENVIRONMENTAL CONCERN; and

                                     (iii) "MATERIALS of ENVIRONMENTAL  CONCERN"
shall mean (I) any hazardous waste as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder from time to time; (II) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder from time to time; (III) asbestos; (IV) PCB's; (V) any substance the presence of which on JACKSON's property is prohibited by any applicable law, ordinance, or regulation of any federal, state, or local government or agency thereof; and (VI) any other substance which by any governmental requirement requires special handling in its collection, storage treatment, or disposal.

                  Section 3.21. JACKSON is in compliance with all federal, state or other applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practice, except where such failure to comply would not have, or such practice would not have, a material adverse effect on the financial condition, results of operations, business or prospects of JACKSON. No unfair labor practice complaint against JACKSON is pending before any governmental agency or court and there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or involving JACKSON. No representation question exists in respect of the employees of JACKSON and no labor grievance which might have a material adverse effect upon JACKSON or the conduct of its businesses is pending or threatened. No arbitration proceeding arising out of or under any collective bargaining agreement is pending and no claim therefore has been asserted against JACKSON. No collective bargaining agreement is currently being negotiated by JACKSON. JACKSON has not experienced any material labor difficulty during the last three years.

                  Section 3.22. The certificates, statements and other information furnished to OVB in writing by or on behalf of JACKSON in connection with the transactions contemplated hereby, including, but not limited to, disclosures and information set forth in the DISCLOSURE SCHEDULE, but excluding statements or information pertaining to parties unrelated to JACKSON, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  Section 3.23. None of the information relating to JACKSON included in any proxy statement which is to be mailed to the shareholders of JACKSON in connection with any meeting of shareholders convened in accordance with Section 6.04 of this AGREEMENT (hereinafter referred to as the "JACKSON PROXY STATEMENT") will, at the time the JACKSON PROXY STATEMENT is mailed or at the time of the meeting of shareholders to which the JACKSON PROXY STATEMENT relates, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading, or at the time of the meeting of shareholders to which the JACKSON PROXY STATEMENT relates, necessary to correct any statement which has become false or misleading. The legal responsibility for the contents of the JACKSON PROXY STATEMENT (other than information supplied by OVB concerning OVB) shall be and remain with JACKSON.

                  Section 3.24. Except for amounts payable to Keller and Company as disclosed in Section 3.24 of the DISCLOSURE SCHEDULE, all negotiations relating to this AGREEMENT and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of JACKSON in such manner as to give rise to any valid claim against JACKSON for any broker's or finder's fee or similar compensation.

                  Section 3.25. Neither JACKSON nor, to the knowledge of JACKSON, any of its "affiliates" or "associates", as the terms "affiliates" and "associates" are defined in ss.1704.01(C)(1) of the Ohio Revised Code, are "beneficial owners", as the term "beneficial owners" is defined in ss.1704.01(C)(4) of the Ohio Revised Code, of any of the outstanding shares of any class of shares of OVB.

                  Section  3.26.  JACKSON  has  adopted a "Year 2000  Compliance
Plan" as provided in federal regulations and guidelines and has not received adverse comments from any federal regulator in respect thereof.


                                  ARTICLE FOUR

                      REPRESENTATIONS AND WARRANTIES OF OVB

                  OVB represents and warrants to JACKSON that:

                  Section 4.01. OVB is a corporation duly organized, validly existing and in good standing under the laws of Ohio and has the corporate power and authority to conduct its business and operations as presently conducted. OVB is registered as a holding company under the Bank Holding Company Act of 1956. OVB and its subsidiaries are in compliance in all material respects with all local, state and federal laws and regulations, including, without limitation the regulations of the Board of Governors of the Federal Reserve System (hereinafter referred to as the "FRB"), the FDIC and the SUPERINTENDENT.

                  Section 4.02. OVB is either duly qualified to do business and in good standing in each jurisdiction in which such qualification is required or the failure to so qualify would not have a material adverse effect on the business of OVB.

                  Section 4.03. Subject to the adoption of this AGREEMENT and to the approval of the MERGER by the Board of Governors of the FRB and the SUPERINTENDENT, (a) OVB has all requisite corporate power and authority to enter into this AGREEMENT and to perform its obligations hereunder and thereunder; (b) the execution and delivery of this AGREEMENT and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by OVB; and (c) this AGREEMENT is a valid and binding agreement of OVB, enforceable against OVB in accordance with its terms, (i) subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally, and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents and (ii) except to the extent such enforceability may be limited Bylaws relating to safety and soundness of insured depository institutions as set forth in 12 U.S.C ss.1818(b) or by the appointment of a conservator by the FDIC. This AGREEMENT has been duly executed and delivered by OVB.

                  Section 4.04. OVB has made available or will promptly make available to JACKSON true and accurate copies of the Amended Articles of Incorporation and Code of Regulations of OVB and has granted JACKSON access to all records of all meetings and other corporate actions occurring before the EFFECTIVE TIME by the shareholders, Board of Directors and Committees of the Board of Directors of OVB. The minute books of OVB contain, in all material respects, complete and accurate records of all meetings and other corporate actions of OVB's shareholders, Board of Directors and Committees of the Board of Directors.

                  Section 4.05. The execution and delivery of this AGREEMENT and, subject to the approval of the MERGER by the FRB and the SUPERINTENDENT, the consummation of the transactions contemplated hereby will not (a) conflict with or violate any provision of or result in the breach of any provision of the Amended Articles of Incorporation or Code of Regulations of OVB; (b) conflict with or violate any provision of or result in the breach or the acceleration of or entitle any party to accelerate (whether upon or after the giving of notice of lapse of time or both) any obligation under, or otherwise materially affect the terms of, any mortgage, lien, lease, agreement, license, instrument, order, arbitration award, judgment or decree to which OVB is a party or by which OVB or its property or assets is bound; (c) require the consent of any party to any agreement or commitment to which OVB is a party or by which OVB or its property or assets is bound, the failure to obtain which could, individually or in the aggregate with all the other failures to obtain required consents, have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of OVB; (d) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any property or assets of OVB or give rise to any meritorious cause of action against OVB; or
(e) violate or conflict with any applicable law, ordinance, rule or regulation, including, without limitation, the rules and regulations of the FRB or the SUPERINTENDENT.

                  Section 4.06. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this AGREEMENT by OVB or the consummation by OVB of the transactions contemplated hereby, except for filings, authorizations, consents or approvals required by the SEC, the FRB, the Ohio Secretary of State and the SUPERINTENDENT.

                  Section 4.07. The authorized capital of OVB consists of 5,000,000 common shares, without par value, 1,811,755 of which are issued and outstanding. All of the outstanding common shares of OVB are duly authorized, validly issued, fully paid and nonassessable; were issued in full compliance with all applicable laws; and were not issued in violation of the preemptive right of any shareholder of OVB. OVB has no outstanding class of capital stock other than such common shares. There are no outstanding subscription rights, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating OVB to issue, deliver or sell, cause to be issued, delivered or sold, or restricting OVB from selling any additional OVB shares, or obligating OVB to grant, extend or enter into any such agreement or commitment.

                  Section 4.08. OVB has delivered to JACKSON copies of the following documents, each of which has been filed with the SEC (hereinafter referred to as the "SEC FILINGS"):

                           (a) The Annual Reports on Form 10-K for the fiscal years ended December 31, 1997, 1996 and 1995;

                           (b) The Annual Reports to Shareholders for the fiscal years ended December 31 1997, 1996 and 1995;

                           (c)       The Proxy  Statements for use in connection
                                     with  the  1998,   1997  and  1996   Annual
                                     Meetings of Shareholders; and

                           (d) The Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998.

The SEC FILINGS did not, as of the dates on which such reports were filed with the SEC, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  Section 4.09. (a) The consolidated statements of financial condition as of December 31, 1997 and 1996, of OVB and the related consolidated statements of earnings, shareholders' equity and cash flows for each of the three (3) years ended December 31, 1997, 1996, and 1995, examined and reported upon by Crowe Chizek & Company, certified public accountants, complete copies of which have previously been delivered to JACKSON (hereinafter referred to as the "OVB AUDITED FINANCIALS"), have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of OVB at such dates and the results of its operations and cash flows for such periods.

                  (b) The consolidated statement of financial condition as of March 31, 1998, of OVB and the related consolidated statements of earnings, shareholders' equity and cash flows for the three (3) months then ended, complete copies of which have previously been delivered to JACKSON (hereinafter referred to as the "OVB INTERIM FINANCIALS"), fairly present the financial position of OVB at such date and the results of its operations and cash flows for such period and have been prepared in accordance with generally accepted accounting principles as applicable to condensed consolidated financial statements and as applied on a consistent basis with the OVB AUDITED FINANCIALS. All adjustments which are necessary for a fair statement of the OVB INTERIM FINANCIALS have been made.

                  (c) Except as disclosed in the OVB INTERIM FINANCIALS, as of March 31, 1998, OVB had no liabilities or obligations material to the business condition (financial or otherwise) of OVB taken as a whole, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

                  (d) The OVB AUDITED FINANCIALS and the OVB INTERIM FINANCIALS did not, as of the dates thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the information contained therein, in light of the circumstances under which they were made, not misleading.

                  Section 4.10. Except as disclosed to JACKSON in writing on the date of this AGREEMENT, since December 31, 1997, OVB has conducted its business only in the ordinary and usual course and there have been no material adverse changes in the financial condition, assets, liabilities, obligations, properties, business or prospects of OVB.

                  Section 4.11. OVB has filed all reports and maintained all records required to be filed or maintained by it under various rules and regulations of the SEC, FRB and the SUPERINTENDENT. All such documents and reports complied in all material respects with applicable requirements of law and regulations in effect at the time of the filing of such documents and contained in all material respects the information required to be stated therein. None of such documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  Section 4.12. Except as set forth in the SEC FILINGS, there are no material actions, suits or proceedings or investigations pending or threatened against or affecting the business, operations or financial condition of OVB in any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality and management of OVB has no knowledge of any basis for any such action, suit, proceeding or investigation. Except as set forth in the SEC FILINGS, OVB is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

                  Section 4.13. OVB has all material permits, licenses, orders and approvals of all federal, state or local governmental or regulatory bodies required for OVB to conduct its business as presently conducted and all such material permits, licenses, orders and approvals are in full force and effect, without the threat of suspension or cancellation. None of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by this AGREEMENT.

                  Section 4.14. The certificates, statements and other information furnished to JACKSON in writing by or on behalf of OVB in connection with the transactions contemplated hereby, excluding statements or information pertaining to parties unrelated to OVB, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  Section 4.15. All negotiations relating to this AGREEMENT and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of OVB in such manner as to give rise to any valid claim against OVB for any broker's or finder's fee or similar compensation.

                  Section 4.16. OVB and its banking subsidiaries have adopted a "Year 2000 Compliance Plan" as provided in federal regulations and guidelines and have not received adverse comments from any regulator in respect thereof.

                                  ARTICLE FIVE

                                    COVENANTS

                  Section 5.01. From the date of this AGREEMENT until the EFFECTIVE TIME, JACKSON:

                  (a) Except with the prior written consent of OVB, will conduct its business only in the ordinary course, in accordance with past practices and policies and in compliance with all applicable statutes, rules and regulations;

                  (b) Without the prior written consent of OVB, which shall not be unreasonably withheld, will not:

                           (i) Authorize the creation or issuance of or issue, sell or dispose of, or create any obligation to issue, sell or dispose of, any stock, notes, bonds or other securities of which JACKSON is the issuer, or any obligations convertible into or exchangeable for, any shares of its capital stock, other than common shares issued in connection with the exercise of JACKSON OPTIONS;

                           (ii) Declare, set aside, pay or make any dividend or other distribution on capital stock, or, directly or indirectly, redeem, purchase or otherwise acquire any shares thereof or enter into any agreement in respect to the foregoing; provided, however, that JACKSON may pay a dividend between the date of this AGREEMENT and the EFFECTIVE TIME up to a maximum of $35,000;

                           (iii)       Effect any stock split, recapitalization,
                                       combination,    exchange    of    shares,
                                       readjustment or other reclassification;

                           (iv)        Amend    its    Amended    Articles    of
                                       Incorporation or Constitution;

                           (v) Purchase, sell, assign or transfer any material tangible asset or any material patent, trademark, trade name, copyright, license, franchise, design or other intangible assets or property;

                           (vi) Mortgage, pledge or grant or suffer to exist any lien or other encumbrance or charge on any assets or properties, tangible or intangible, except for liens for taxes not yet delinquent, assets pledged as collateral to secure borrowings from the FHLB of Cincinnati and such other liens, encumbrances or
                                       charges   which  do  not   materially  or
                                       adversely affect its financial position;

                           (vii) Waive any rights of material value or cancel any material debts or claims;

                           (viii) Incur any material obligation or liability (absolute or contingent), including, without limitation, any tax liability , or pay any material liability or obligation (absolute or contingent), other than liabilities and obligations incurred in the ordinary course of business and borrowings from the FHLB of Cincinnati;

                           (ix) Cause any material adverse change in the amount or general composition of deposit liabilities;

                           (x) Enter into or amend any employment contract with any of its officers, increase the compensation payable to any officer or director or any relative of any such officer or director, or be obligated to increase any such compensation, adopt or amend in any material respect any employee benefit plans, severance plan or collective bargaining agreement or make awards or distributions under any employee benefit plans not consistent with past practice or custom;

                           (xi)        Acquire   any   stock  or  other   equity
                                       interest in any corporation, partnership, trust, joint venture or other entity;

                           (xii) Make any (I) material investment (except in the ordinary course of business) or
                                       (II)  material  capital   expenditure  or
                                       commitment for any material addition to property, plant, or equipment; or

                           (xiii) Agree, whether in writing or otherwise, to take any action described in this
                                       Section 5.01.

                  Section  5.02.  JACKSON  shall not,  directly  or  indirectly, solicit or initiate any proposals or offers from any person or entity, or discuss or negotiate with any such person or entity, any acquisition or purchase of all or a material amount of the assets of, any equity securities of, or any merger, consolidation or business combination with, JACKSON (hereinafter collectively referred to as "ACQUISITION TRANSACTIONS"); provided, however, that nothing contained in this Section 5.02 shall prohibit JACKSON from furnishing information to, or entering into discussions or negotiations with, any person or entity which makes an unsolicited inquiry or proposal of an ACQUISITION TRANSACTION if and to the extent that (a) the Board of Directors of JACKSON, after consultation with Keller and Company and counsel, reasonably determines in good faith that such action is required to fulfill its fiduciary duties to the shareholders of JACKSON under Ohio law and (b) before furnishing such information to, or entering into discussions or negotiations with, such person or entity, JACKSON provides immediate written notice to OVB of such action.

                  Section 5.03. Before the EFFECTIVE TIME and at the request of OVB, JACKSON shall promptly establish and take such reserves and accruals to conform JACKSON's loan, accrual and reserve policies to OVB's policies; shall promptly establish and take such accruals, reserves and charges in order to implement such policies in respect of excess facilities and equipment capacity, severance costs, litigation matters, write-off or write-down of various assets and other appropriate accounting adjustments; and shall promptly recognize for financial accounting purposes such expenses of the MERGER and restructuring charges related to or to be incurred in connection with the MERGER, to the extent permitted by law and consistent with generally accepted accounting principles and with the fiduciary duties of the officers and directors of JACKSON; provided, however, that JACKSON shall not be obligated to make any such changes or adjustments until the following conditions have been satisfied: (i) each of the conditions precedent to closing specified in Section 7.01 of this AGREEMENT and (ii) OVB shall certify to JACKSON in writing that, as of the date as of which such request is being made, OVB is aware of no facts or circumstances which would permit OVB to terminate this AGREEMENT pursuant to Article Eight of this Agreement.

                  Section 5.04. JACKSON shall cause the holders of the JACKSON OPTIONS to exercise such options before the EFFECTIVE TIME in accordance with the terms thereof.


                                   ARTICLE SIX

                               FURTHER AGREEMENTS

                  Section 6.01. As soon as practicable after the date of this AGREEMENT, OVB and JACKSON shall submit to the FRB and the SUPERINTENDENT such applications and documents as are required by the FRB and the SUPERINTENDENT to be filed in connection with or related to the MERGER, including such documents as are required to incorporate INTERIM. OVB and JACKSON shall use reasonable efforts to obtain approval of such applications and documents.

                  Section   6.02.   (a)  OVB  shall,   as  soon  as   reasonably
practicable, take one of the following actions:

                  (i) Prepare in accordance with the Securities Act of 1933, as amended (hereinafter referred to as the "ACT"), and file with the SEC, a Registration Statement in respect of the OVB common shares to be issued to the holders of JACKSON common shares in accordance with ARTICLE TWO of this AGREEMENT (hereinafter referred to as the "REGISTRATION STATEMENT"), and use all reasonable efforts to have the REGISTRATION STATEMENT, as amended, declared effective by the SEC as promptly as practicable;

                  (ii) Prepare in accordance with Section 3(a)(10) of the ACT and Section 1707.04 of the Ohio Revised Code, and file with the Ohio Division of Securities (hereinafter referred to as the "DIVISION"), the requisite application and other documents in respect of the MERGER (hereinafter referred to as the "APPLICATION") and use all reasonable efforts to have the DIVISION approve the terms and fairness of the issuance of the OVB common shares in the MERGER.

                  (b) The information included in the REGISTRATION STATEMENT or the APPLICATION in respect of OVB will not, at the time the REGISTRATION STATEMENT or APPLICATION becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) Within five days before the effective date of the REGISTRATION STATEMENT or before the hearing on the APPLICATION and within five days before the CLOSING, JACKSON shall cause its certified independent accountants to issue to OVB, a letter in form and substance satisfactory to OVB and in relation to the audited and unaudited financial and statistical information set forth in the REGISTRATION STATEMENT or the APPLICATION.

                  (d) The actions contemplated by Section 6.02(a)(ii) shall only be undertaken if, after the EFFECTIVE TIME, the OVB shares to be issued to former JACKSON shareholders pursuant to this AGREEMENT are listed on the Nasdaq National Market and are freely tradable, subject only to the rules of the SEC on the transfer of shares by affiliates.

                  (e) OVB shall list the OVB shares issued in accordance with this AGREEMENT on the Nasdaq National Market.

                  Section 6.03. (a) Within 30 days after the date of this AGREEMENT, JACKSON shall identify to OVB all persons whom JACKSON reasonably believes to be "affiliates," as defined in paragraphs (c) and (d) of Rule 145 under the ACT (hereinafter referred to as the "AFFILIATES"). Thereafter and until the EFFECTIVE TIME, JACKSON shall identify to OVB each additional person whom it reasonably believes to have thereafter become its AFFILIATE.

                  (b) JACKSON shall cause each person who is identified as an AFFILIATE to deliver to OVB before the EFFECTIVE DATE a written agreement in which such AFFILIATE confirms that the OVB common shares received by such AFFILIATE in the MERGER shall not be transferable until the expiration of the time period specified in Section 201.01 of the Codification of Financial Reporting Policies of the SEC.

                  Section 6.04. JACKSON shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders for purpose of voting upon the MERGER. JACKSON shall use its reasonable efforts to hold such meeting as soon as practicable following the date of this AGREEMENT. The Board of Directors of JACKSON shall (i) to the extent consistent with its fiduciary duties, recommend to the shareholders the adoption and approval of this AGREEMENT and the transactions contemplated hereby and the other matters to be submitted to the shareholders in connection therewith and (ii) use its reasonable efforts to obtain the necessary approvals by the shareholders of this AGREEMENT, any amendments hereto, and the transactions contemplated hereby.

                  Section 6.05.  Until the EFFECTIVE TIME,  JACKSON shall afford to OVB, and OVB shall afford to JACKSON and to its respective officers and representatives (including, without limitation, counsel, financial advisers and independent accountants), reasonable access to their properties, personnel, books, records and affairs. Each party shall furnish the other party with such additional financial and operating data and other information as to its businesses and properties as may be reasonably requested. Such access shall include, but shall not be limited to, (i) permitting verification, by audit or otherwise, of any representation or warranty made hereunder; (ii) authorizing release of any information (including the work papers of such independent auditors) and financial consultants; (iii) consistent with applicable regulations or procedures, furnishing regular and special examination reports since the date of this AGREEMENT to the EFFECTIVE TIME; and (iv) delivering copies of all documents or reports or correspondence filed and any correspondence with any federal regulatory or supervisory agency from the date of this AGREEMENT until the EFFECTIVE TIME.

                  Section 6.06. In the event of the termination of this AGREEMENT, JACKSON and OVB shall hold confidential any information obtained hereunder which is not otherwise public knowledge or ascertainable from public information and all non-public documents (including copies thereof) obtained hereunder by either party from the other party shall be returned to such party.

                  Section 6.07. OVB and JACKSON shall consult with each other before issuing any press release or otherwise making any public statements with respect to the MERGER and shall not issue any such press release or make any such public statement without obtaining the prior consent of the other party, except as may be required by law or by obligations pursuant to any listing agreement with any national securities association.

                  Section 6.08. Whether or not the MERGER is consummated, all costs and expenses incurred in connection with this AGREEMENT, the JACKSON PROXY STATEMENT, the REGISTRATION STATEMENT and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, however, that in the event the Board of Directors of JACKSON accepts in any manner an ACQUISITION TRANSACTION on or before December 31, 1998, JACKSON shall pay to OVB $90,000 in immediately available federal funds upon the execution of any agreement in respect of an ACQUISITION TRANSACTION.

                  Section 6.09. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this AGREEMENT.

                  Section 6.10. At all times from the date of this AGREEMENT until the EFFECTIVE TIME, each party shall promptly notify the other in writing of any adverse business conditions threatening its normal business operations or of the occurrence of any event or the failure of any event to occur which might result in a breach of or a failure to comply with any representation, warranty, covenant, condition or agreement contained in this AGREEMENT or of the commencement of any action, suit, proceeding, or investigation against it.

                  Section  6.11.  (a) For a period  of  three  years  after  the
EFFECTIVE TIME, OVB shall indemnify persons who served as directors and officers of JACKSON on or before the EFFECTIVE TIME to the fullest extent permitted under the Amended Articles of Incorporation and Code of Regulations of OVB and applicable provisions of Ohio law. Any such indemnification shall be made by OVB only as authorized in a specific case upon a determination by OVB's Board of Directors that the applicable standard of conduct under the Amended Articles of Incorporation and Code of Regulations of OVB and applicable provisions of Ohio law has been met and that such indemnification is permissible under applicable law. As a condition to receiving such indemnification, the party claiming indemnification shall assign to OVB, by separate writing, all right, title and interest in and to the proceeds of the claiming party's applicable insurance coverage, if any, including insurance maintained or provided by JACKSON or OVB, to the extent of such indemnity. No person shall be entitled to such indemnification who shall (i) fail to cooperate in the defense and investigation of any claims as to which indemnification may be made, (ii) make, or who shall be a general partner, executive officer, director, trustee, beneficiary or person in control of any partnership, corporation, trust or other enterprise that shall make, any claim against JACKSON, OVB or any stockholder, director, officer, employee, or agent of any thereof, in any action, suit or proceeding arising out of or in connection with this AGREEMENT, the transactions contemplated hereby or the conduct of the business of JACKSON or OVB or (iii) fail to deliver such notices as may be required under any applicable directors and officers liability insurance policy to preserve any possible claims of which the claiming party is aware.

                  (b) OVB shall pay up to a maximum of $5,000 to obtain directors' and officers' liability insurance for the officers and directors of JACKSON to take effect at the EFFECTIVE TIME and for a period of three years thereafter. Such insurance shall be subject to such terms and conditions as are similar to the terms and conditions of the current directors' and officers' liability insurance of OVB.

                  (c) Nothing in this AGREEMENT is intended to affect any rights to indemnification to which any officer or director of JACKSON may be entitled pursuant to law or the Amended Articles, Constitution or Bylaws of JACKSON.

                  Section 6.12. Until the earlier of January 1, 2000, or the effective date of any law or regulations which prohibits OVB from owning the outstanding shares of any state savings bank, OVB shall not merge JACKSON with or into any OVB subsidiary.

                  Section 6.13. (a) After the EFFECTIVE TIME, the employees of JACKSON at the EFFECTIVE TIME shall be eligible to participate in the employee benefit plans of OVB and its subsidiaries to the extent such plans are available to all employees of OVB and its subsidiaries. Each such JACKSON employee shall receive prior service credit for eligibility and vesting purposes under such plans.

                  (b) As  soon  after  the  EFFECTIVE  TIME as  permitted  under
Section 204(h) of ERISA, all future benefit accruals under the PENSION PLAN (as defined in Section 3.19) shall cease; and, as of the EFFECTIVE TIME, no additional employer contributions shall be made to the ESOP (as defined in Section 3.19). To the extent required, JACKSON shall cooperate in making any amendments to the PENSION PLAN and/or the ESOP and with providing any notices to the employees of JACKSON in order to carry out the actions described in the preceding sentence. After the EFFECTIVE TIME, OVB may, in its sole discretion, elect to either (i) terminate the PENSION PLAN and/or ESOP; (ii) continue to maintain the PENSION PLAN and/or ESOP as a "frozen" plan(s); or (iii) merge the PENSION PLAN and/or ESOP into one or more employee pension benefit plans maintained by OVB.

                  Section 6.14. From the date of this AGREEMENT until the EFFECTIVE DATE, OVB will conduct its business in the ordinary course, in accordance with past policies and practices and in compliance with all applicable statutes, rules and regulations.


                                  ARTICLE SEVEN

                                 CLOSING MATTERS

                  Section 7.01. Notwithstanding any other provision of this AGREEMENT, the obligations of each OVB and JACKSON to effect the MERGER shall be subject to the fulfillment of each of the following conditions:

                  (a) This AGREEMENT shall have been validly adopted by the affirmative vote of the holders of at least the number of outstanding JACKSON shares required under Ohio law and the JACKSON Amended Articles of
                           Incorporation and Constitution to adopt such agreements;

                  (b) All permits, approvals, consents, authorizations, exemptions or waivers of any federal or state governmental body or agency necessary or appropriate for consummation of the MERGER shall have been obtained;

                  (c) All waivers, consents and approval of every person, in addition to those required under subsections (a) and (b) of this Section 7.01, necessary or appropriate for the consummation of the MERGER shall have been obtained;

                  (d) JACKSON shall have received a written opinion of Keller and Company dated the date of this AGREEMENT and reasonably proximate to the date of the JACKSON PROXY STATEMENT, to the effect that the AVERAGE is fair to the holders of the JACKSON common shares from a financial point of view;

                  (e) There shall not be in effect an order or decision of a court of competent jurisdiction which prevents or materially delays the consummation of the MERGER;

                  (f) There shall not be in effect any federal or state law, rule or regulation which prevents or materially delays consummation of the MERGER;

                  (g)      OVB and  JACKSON  shall have  received  an opinion of
                           counsel to the effect that the MERGER, when consummated in accordance with the terms hereof, will constitute a reorganization within the meaning of
                           Section 368(a) of the CODE; and

                  (h) Either (i) the REGISTRATION STATEMENT (including any post-effective amendment thereto) shall be effective under the ACT and no proceeding shall be pending or, to the knowledge of OVB, threatened by the SEC to suspend the effectiveness of the REGISTRATION STATEMENT or (ii) the DIVISION shall have issued an order in which the fairness of the terms of the issuance of the OVB common shares in the MERGER is approved.

                  Section  7.02.  In addition  to the  conditions  contained  in
Section 7.01 of this AGREEMENT, the obligations of OVB to effect the MERGER shall also be subject to the fulfillment of each of the following conditions:

                  (a) The representations and warranties of JACKSON contained in Article Three of this AGREEMENT shall be true in all material respects at and as of the date hereof and at and as of the EFFECTIVE TIME as if made at and as of such time;

                  (b) JACKSON shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this AGREEMENT to be performed or complied with by JACKSON before or at the EFFECTIVE TIME;

                  (c) There shall not have been a material adverse change in the financial condition, assets, liabilities, obligations, properties, business or prospects of JACKSON after the date of this AGREEMENT, except changes resulting from action taken by JACKSON pursuant to Section 5.03 of this AGREEMENT and changes resulting from or attributable to up to $75,000 in expenses incurred in connection with the transactions contemplated by this AGREEMENT;

                  (d) JACKSON shall have delivered to OVB a certificate dated the EFFECTIVE TIME and signed by the President and Treasurer of JACKSON to the effect set forth in subsections (a), (b) and (c) of this Section 7.02;

                  (e) JACKSON shall have obtained all consents, authorizations or approvals of, or exemptions or waivers by, any federal or state governmental body or agency required to be obtained by it in connection with the MERGER or the taking of any action contemplated hereby;

                  (f) There shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, or threatened by any governmental agency or authority in the United States, that challenges or seeks to prevent or delay the consummation of the MERGER or seeks to impose material limitations on the ability of OVB to exercise full rights of ownership of the assets or business of JACKSON;

                  (g) There shall not have been proposed, nor shall there be in effect, any federal or state law, rule, regulation, order or statement of policy that, in the reasonable judgment of OVB, would: (i) prevent or delay the consummation of the MERGER or interfere with the reasonable operation of the business of JACKSON, (ii) materially adversely affect the ability of OVB to enjoy the economic or other benefits of the MERGER or (iii) impose any material adverse condition, limitation or requirement on OVB in connection with the MERGER;

                  (h) JACKSON shall not have incurred any damage, destruction or similar loss, not covered by insurance, materially affecting its businesses or properties;

                  (i) The holders of not more than 7.5% of the JACKSON common shares shall have delivered a written demand for appraisal of such shares in the manner provided in Section 2.06 of the AGREEMENT;

                  (j) The shareholders' equity of JACKSON on the day of the CLOSING and as calculated in accordance with generally accepted accounting principles shall not be less than $2,751,288, exclusive of (i) up to $75,000 in expenses incurred by JACKSON in connection with the MERGER; (ii) reserves, accruals and charges taken or established by JACKSON at the request of OVB in accordance with Section 5.03 of this AGREEMENT; and
                           (iii) realized or unrealized losses on securities classified as available for sale in the AUDITED FINANCIALS; and

                  (k) All of the holders of JACKSON OPTIONS shall have exercised such options before the EFFECTIVE TIME in accordance with the terms thereof.

                  Section  7.03.  In addition  to the  conditions  contained  in
Section 7.01 of this AGREEMENT, the obligations of JACKSON to effect the MERGER shall also be subject to the fulfillment of each of the following conditions:

                  (a) The representations and warranties of OVB contained in Article Four of this AGREEMENT shall be true in all material respects at and as of the date hereof and as of the EFFECTIVE TIME as if made at and as of such time;

                  (b) OVB shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this AGREEMENT to be performed or complied with by OVB before or at the EFFECTIVE TIME;

                  (c) There shall not have been a material adverse change in the financial condition, assets, liabilities, obligations, properties, business or prospects of OVB after the date of this AGREEMENT; and

                  (d) OVB shall have delivered to JACKSON a certificate dated the EFFECTIVE TIME and signed by the Chairman and the President of OVB to the effect set forth in subsections (a), (b) and (c) of this Section 7.03.


                                  ARTICLE EIGHT

                                   TERMINATION

                  Section  8.01.  This  AGREEMENT  may be terminated at any time
prior  to  the  EFFECTIVE  TIME,   whether  before  or  after  approval  by  the
shareholders of OVB and JACKSON:

                  (a) By mutual consent of the Boards of Directors of JACKSON and OVB; or

                  (b)      By the Board of Directors of JACKSON or OVB if:

                           (i)         The   MERGER    shall   not   have   been
                                       consummated on or before December 31, 1998; or

                           (ii) Any event occurs which, in the reasonable opinion of either Board, would preclude satisfaction of any of the conditions set forth in Section 7.01 of this AGREEMENT; or

                  (c) By the Board of Directors of OVB if any event occurs which, in the reasonable opinion of such Board, would preclude compliance with any of the conditions set forth in Section 7.02 of this AGREEMENT; or

                  (d) By the Board of Directors of JACKSON if any event occurs which, in the reasonable opinion of such Board, would preclude compliance with any of the conditions set forth in Section 7.03 of this AGREEMENT.

                  Section 8.02. In order to terminate this AGREEMENT pursuant to
Section 8.01, the party so acting shall give written notice of such termination to the other party. This AGREEMENT shall terminate on the date such notice is given.

                  Section 8.03. In the event of the termination of this AGREEMENT, the provisions of this AGREEMENT shall become void and have no effect; provided, however, that (a) the provisions set forth in Sections 6.06 and 6.08 of this AGREEMENT shall survive such termination and shall remain in full force and effect and (b) a termination of this AGREEMENT shall not affect the liability of any party for an uncured, material breach of any term or condition of this AGREEMENT.

                  Section 8.04. This AGREEMENT may be amended by any party hereto by action taken by its Board of Directors, at any time before or after approval of this AGREEMENT by the shareholders of OVB and JACKSON, but after such approval no amendment shall be made which materially and adversely affects the rights of such shareholders without the further approval of such shareholders. This AGREEMENT may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  Section 8.05. Any term or provision of this AGREEMENT (other than the requirement for shareholder approval) may be waived in writing at any time by the party which is, or whose shareholders are, entitled to the benefits thereof.


                                  ARTICLE NINE

                                  MISCELLANEOUS

                  Section 9.01. All representations, warranties and covenants in this AGREEMENT shall expire on, and be terminated and extinguished at, the EFFECTIVE TIME, other than covenants which by their terms are to survive or be performed after the EFFECTIVE TIME; provided, however, that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive OVB (or any director, officer or controlling person thereof) of any defense in law or equity which otherwise would be available against the claims of any person, including, without limitation, any shareholder or former shareholder of either OVB.

                  Section 9.03. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If addressed to OVB:

                  Jeffery E. Smith
                  President
                  Ohio Valley Banc Corp.
                  420 Third Avenue
                  Gallipolis, OH  45631

If addressed to JACKSON:

                  Harold A. Howe
                  221 Main Street
                  Jackson, Ohio  45640



                  Section 9.04. This AGREEMENT (including the exhibits, documents and instruments referred to herein or therein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) is not intended to and shall not confer any rights or remedies hereunder upon any person other than OVB and JACKSON; (c) shall not be assigned by operation of law or otherwise; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Ohio.

                  Section 9.05. This AGREEMENT may be executed in two or more counterparts which together shall constitute a single AGREEMENT.

                  Section 9.06. The headings of articles and sections herein are for convenience of reference only, do not constitute a part of this AGREEMENT and shall not be deemed to limit or affect any of the provisions hereof.

                  Section 9.07. In the event that (a) JACKSON accepts an ACQUISITION TRANSACTION and (b) JACKSON is not in breach of any term or condition of this AGREEMENT, the amount paid to OVB in accordance with Section
6.08 of this AGREEMENT shall be the sole and exclusive remedy for the acceptance by JACKSON of the ACQUISITION TRANSACTION.

                  IN WITNESS WHEREOF, OVB and JACKSON have caused this AGREEMENT to be signed by their respective duly authorized officers on the date first above written.

                                                     Ohio Valley Banc Corp.
Attest:
/S/Wendell B. Thomas                         By  /s/James L. Dailey
---------------------------                     -------------------------------
                                                its Chairman and CEO
                                                   ----------------------------

                                                     Jackson Savings Bank

Attest:
                                             By  /s/Harold A. Howe
---------------------------                     -------------------------------
                                                its President
                                                   ----------------------------

STATE OF OHIO              )
                           ) SS:
COUNTY OF Gallia           )

                  BE IT REMEMBERED that on this 8th day of April, 1998, personally came before me, a Notary Public in and for the State and County aforesaid, James L. Dailey, Chariman and CEO of Ohio Valley Banc Corp., a bank holding company incorporated under Ohio law, and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and the act and deed of said corporation and that the facts therein are true.
                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of April, 1998.

                                   /s/Paula W. Salisbury
                                  --------------------------------
                                  Notary Public

STATE OF OHIO              )
                           ) SS:
COUNTY OF Gallia           )

                  BE IT REMEMBERED that on this 8th day of April, 1998, personally came before me, a Notary Public in and for the State and County aforesaid, Harold A. Howe, President of The Jackson Savings Bank, a savings bank incorporated under Ohio law, and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and the act and deed of said corporation and that the facts therein are true.
                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of April, 1998.

                                   Paula W. Salisbury
                                  --------------------------------
                                  Notary Public